SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2007

NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

                           Pennsylvania   0-22920   11-2948749
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(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
of incorporation)        Identification No.)

1600 Parkwood Circle
Suite 500
Atlanta, Georgia
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(Address of principal executive offices)

30339
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(Zip code)

(770) 693-5950
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends Item 9.01(d) of the Registrant’s Current Report on Form 8-K dated November 1, 2007, and filed with the Securities and Exchange Commission on November 1, 2007, regarding the issuance of the Company’s press release announcing its financial results for the quarter ending September 30, 2007. The purpose of this Amendment is to provide a copy of the press release as Exhibit 99.1, which was inadvertently omitted from the Current Report on Form 8-K filed on November 1, 2007.

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2007, the Company issued a press release announcing its financial results for the third quarter ending September 30, 2007. The text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Press Release, dated November 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP.

Date: November 1, 2007                   /s/     AlanCatherall
                                                   Alan B.Catherall
                                                   Chief Financial Officer

Exhibit Index

99.1	Press Release, dated November 1, 2007